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                                                                  EXHIBIT 10.199


                  FIFTH AMENDMENT TO FORBEARANCE AGREEMENT AND
              AMENDMENT NO. 10 TO SECOND AMENDED AND RESTATED AND
                    CONSOLIDATED LOAN AND SECURITY AGREEMENT


               This Fifth Amendment to Forbearance Agreement and Amendment No. 10 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") is made and entered into this 25th day of February, 2000 (the "Effective Date"), by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

               A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"); by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment"); by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by the Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998, as the same was amended by a Letter Agreement dated February 8, 1999 (the "Fifth Amendment"); by the First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); by the Second Amendment to Forbearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6, 1999 (the "Seventh Amendment"); by the September 7, 1999 letter agreement regarding the Additional Advance Note (the "Additional Advance Letter"); by the Third Amendment to Forbearance Agreement and Amendment No. 8 to Loan and Security Agreement dated November 9, 1999 (the "Eighth Amendment"); a side letter, dated December 3, 1999 between the Borrower and Lender (the "Receivable Loan Lot Cap Letter"); and, by the Fourth Amendment to Forbearance Agreement and Amendment No. 9 to Loan and Security Agreement dated December 17, 1999 (the "Ninth Amendment"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Additional Advance Letter, Eighth Amendment, the Receivable Loan Lot Cap Letter and Ninth Amendment are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.



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               B. Borrower has informed the Lender of occurrence of certain
Events of Default and Incipient Defaults on the part of the Borrower under the Loan Agreement which are more particularly hereinafter described and has requested the Lender to forebear from exercising its rights under the Loan Agreement which arise as a result of the same, and the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

               Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

               1. On the Effective Date, the provisions of Article 1 of the Loan Agreement is amended to add the following definitions:

               "TENTH AMENDMENT": shall mean and collectively refer to the Tenth Amendment to Forbearance Agreement and Amendment No. 10 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on February 25, 2000 among Borrower, Lender and Guarantor.

               2. (a) Under the Loan Agreement, the maximum Borrowing Base allocable to Eligible Receivables arising from Unsolidified Lot Sales is limited to 65% of the unpaid principal balance of all Eligible Receivables consisting of Receivables Collateral constituting Unsolidified Lot Sales (the "Unsolidified Lot Sale Advance Rate"). The Borrower has notified Lender that as a result of a computer problem in the Borrower's reporting system, the system used to monitor the Unsolidified Lot Sales was not able to recognize dates occurring after December 31, 1999, and as a result, the system inaccurately listed in many cases the Recession Period for the Instrument or Contract as occurring in the year 1900 not the year 2000 (the "Y2K Error"). As a result of the Y2K Error, the system incorrectly classified the Instrument or Contract that had Rescission Periods, as not being an Unsolidified Lot Sale, and all reports supplied by the Borrower related to the same were incorrect and inaccurate. Based solely on the material supplied by the Borrower, as of January 31, 2000, the Y2K Error has resulted in the Borrowing Base being overstated by approximately $2,400,000.00. Under the provisions of Section 3.4 of the Loan Agreement, the Borrower is required to make a principal payment on the Receivables Loan in approximately the amount of $2,400,000.00 or deliver new Eligible Receivables of equal or greater value. The Borrower has informed the Lender that it is unable to accomplish the foregoing within the time periods permitted by Section 3.4 of the Loan Agreement.

                      (b) In addition to the limitations created by the Unsolidified Lot Sales Advance Rate, the Loan Agreement limits the total amount of the Eligible Receivables constituting Unsolidified Lot Sales that may be included in the Borrowing Base to the lesser of (i) an amount equal to ten percent (10%) of the total unpaid principal balance of all the Eligible Receivables consisting of Receivables Collateral which are not constituted of Unsolidified Lots Sales if the Borrowing Base allocable to the Unsolidified Lot Sales exceeds at anytime the amount of $2,500,000.00, or (ii) $3,500,000.00 (the foregoing



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limitation on the Eligible Receivables included in the Borrowing Base constituting Unsolidified Lot Sales is called the "Unsolidified Lot Sales Cap"). Based solely on the information supplied by the Borrower, the Y2K Error has resulted in the total amount of Eligible Receivables constituting Unsolidified Lot Sales in the Borrowing Base exceeding the Unsolidified Lot Sales Cap.

               (c) The Borrower acknowledges that the matters described in Sections 2(a) and (b) of this Amendment are an Event of Default and Incipient Default, thus entitling the Lender to, among other things, cease making Advances from the Loan (the Events of Default and Incipient Defaults related to the matters specifically described in Sections 2(a) and (b) are collectively called the "Unsolidified Lot Sale Defaults"). Despite the occurrence of the Unsolidified Lot Sales Default, the Borrower has requested the Lender to continue to make Advances from the Receivables Loan and forbear from exercising the rights and remedies available to the Lender under the Documents which arise by virtue of the Unsolidified Lot Sales Default.

               (d) During the period (the "Forbearance Period") commencing on the Effective Date and continuing until the earlier of (i) March 17, 2000, or
(ii) the date that FINOVA exercises its termination right described in the following subparagraph of this Section, FINOVA shall forbear from exercising FINOVA's remedies under the Documents arising by virtue of the Unsolidified Lot Sales Default. Notwithstanding contrary provisions contained in the Loan Agreement, during the Forbearance Period, FINOVA shall make Advances of the Receivables Loan, under the conditions set forth in the Loan Agreement but without requiring that the Unsolidified Lots Sales Default be cured as a condition to the Advance, and during the Forbearance Period, the maximum Borrowing Base allocable to the Unsolidified Lot Sales shall be determined in the same manner as all other forms of Eligible Receivables, with the effect that, during the Forbearance Period, the Unsolidified Lot Sales shall be treated as if the Recession Period applicable to the Unsolidified Lot Sales Contract or Instrument has expired without the consumer exercising any termination rights that it may have under the Instrument or Contract. Further, during the Forbearance Period, FINOVA shall, under the conditions set forth in the Loan Agreement, partially release Units and Lots from FINOVA's Security Interest without requiring that the Unsolidified Lot Sales Default described herein be cured as a condition precedent to such partial releases. FINOVA is not, however, waiving the Unsolidified Lot Sales Default and specifically reserves all its rights under the Documents with respect to the same. However, so long as Borrower is in compliance with this Amendment and the other Documents, during the Forbearance Period, the Unsolidified Lot Sales Default shall not be deemed an Event of Default.

               (e) FINOVA's agreement to so forbear and to make Advances under the Loan Agreement shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events:



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                             (i) Borrower or Guarantor repudiates or asserts a
               defense to any obligation or liability under the Documents or makes or pursues a claim against FINOVA;

                             (ii) Borrower fails to timely perform any of its
               obligations (other than the Existing Events of Default and Unsolidified Lot Sales Default) set forth in the Documents (after giving effect to the then applicable provisions of this Amendment), including, without limitation, the requirements of subparagraph 2(f) of this Amendment;

                             (iii) Borrower or Guarantor makes an assignment for
               the benefit of creditors, or generally admits its inability to pay its obligations as they come due or files a petition in bankruptcy or an involuntary petition in bankruptcy is filed naming either Borrower or Guarantor as debtors; or

                             (iv) FINOVA hereafter becomes aware of (i) any fact
               or circumstance that FINOVA believes in good faith is reasonably likely to impair FINOVA's security of (ii) any Incipient Defaults (other than those described in this Amendment) or Event of Default under the Documents after giving effect to the then applicable provisions of this Amendment and other than Existing Events of Default, whether now or existing or hereafter occurring, which would give rise to a right by FINOVA to exercise any rights or remedies under the Documents.

               (f) On or before March 5, 2000, the Borrower agrees to supply to Lender not less than $400,000 in cash or new Eligible Receivables, which will be applied by the Lender to the Borrowing Base so as to partially correct the Unsolidified Lots Sales Default described in Section 2(a) hereof. The Borrower further acknowledges that FINOVA specifically reserves the right, notwithstanding any contrary provisions in the Documents, to require the Borrower to deliver additional Eligible Receivables or cash in a amount required to correct any imbalance in the Borrowing Base, in the event that further reconciliations of the Borrowing Base pursuant to Section 3.4(a) of the Loan Agreement or an audit or review of the Borrower's records to determine the magnitude of the Y2K Error reveals that the (i) outstanding principal balance of the Receivables Loan exceeds the Borrowing Base, or (ii) the actual Borrowing Base allocable to Eligible Receivables exceeds the Unsolidified Lot Sales Advance Cap, or (ii) the unpaid principal balance of all Eligible Receivables allocable to the Unsolidified Lot Sales exceeds the Unsolidified Lot Sale Cap,

               3. The Documents are amended to provide that all notices to the Lender shall be sent to its new address: 4800 North Scottsdale Road, Scottsdale, Arizona 85251.

               4. The Borrower agrees to reimburse Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorney's, engineers' and other consultants' fees and costs, incurred in connection with this Amendment.



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               5. Borrower and Guarantor each represents and warrants that:

                      (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

                      (b) There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default and the Unsolidified Lot Sales Default;

                      (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

                      (d) After giving effect to this Amendment and the most recent financial and litigation reports supplied to Lender, all representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof.

               6. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by this Amendment, and (iv) all terms, conditions and provisions set forth in this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

               7. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

               8. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect, and are hereby ratified and affirmed (including, but not limiting the generality of the foregoing, Section 14 of the Fifth Amendment is hereby specifically ratified and affirmed and all references therein to the term "Amendment" shall be deemed to refer to this Amendment).



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               9. Except as may be expressly provided herein, Borrower's and
Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

               10. This Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and Performance of the Borrower's Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further forbearance under or modification of the Loan Agreement or any other Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

               11. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

               12. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

               13. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

               14. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of



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the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and the Loan Agreement shall constitute the only evidence of Lender's agreement to forbear or to modify the Loan Agreement. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Lender's execution of this Amendment. The Loan Agreement and this Amendment, together with the other Loan Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

               15. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

               16. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

               17. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."



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               18. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

               19. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]




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LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation


By:__________________________________

    Its:_____________________________


BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By:__________________________________

    Its:_____________________________

Signed in the presence of:


GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


By:__________________________________

    Its:_____________________________

Signed in the presence of:

_____________________________________



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STATE OF NEVADA              )
                             ) ss.
County of ___________________)


               The foregoing instrument was acknowledged before me this ____ day of February, 2000 by ______________ as _______________ of PREFERRED EQUITIES
CORPORATION, a Nevada corporation, on behalf of the corporation.


                                        ________________________________________
                                                     Notary Public


My Commission Expires:

_____________________________


STATE OF NEVADA              )
                             ) ss.
County of ___________________)


               The foregoing instrument was acknowledged before me this ____ day of February 2000, by ______________ as _______________ of MEGO FINANCIAL CORP.,
a New York corporation, on behalf of the corporation.


                                        ________________________________________
                                                     Notary Public


My Commission Expires:


STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )


               This instrument was acknowledged before me this ___ day of February 2000, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation, on behalf of the corporation.


                                        ________________________________________
                                        Notary

                                        My Commission expires:





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